UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2025

UFP TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12648	04-2314970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Hale Street

Newburyport, Massachusetts 01950-3504

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (978) 352-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salaries

At a meeting on February 11, 2025, the Compensation Committee approved increases in the base salaries of the Company’s named executive officers, effective as of the date set forth in the table below. The following table sets forth the new base salary of each of the Company’s executive officers whose base salary was adjusted by the Compensation Committee.

Name and Title	2025 Base Salary	Effective Date
R. Jeffrey Bailly Chief Executive Officer and Chairman	$789,000	January 1, 2025
Mitchell C. Rock President	$525,000	January 1, 2025
Ronald J. Lataille Senior Vice President, Treasurer and Chief Financial Officer	$485,000	January 1, 2025
Christopher P. Litterio Senior Vice President of Human Resources and Chief Counsel	$385,000	January 1, 2025
Steve Cardin Vice President, COO Medtech	$352,000	January 1, 2025
Jason Holt Vice President and Chief Commercial Officer	$352,000	January 1, 2025

Stock Unit Awards

Also at its February 11, 2025 meeting, the Compensation Committee approved the grant of stock unit awards to the Company’s executive officers, as indicated below. Subject to the terms of the Company’s 2003 Incentive Plan, as amended and restated (the “2003 Incentive Plan”) and the stock unit award agreement evidencing each such award, with the Company’s Chief Executive Officer, R. Jeffrey Bailly, receiving a separate form of stock unit award agreement than the other executive officers, each stock unit award provides the recipient with the right to receive one share of common stock of the Company. Recipients of the stock unit awards will have no rights as stockholders of the Company in respect thereof, including, without limitation, the right to vote or to receive dividends, until and to the extent any applicable performance objectives have been satisfied, such stock unit awards have vested, and the issuance of the shares of common stock in respect of the stock unit awards has been appropriately evidenced.

Name and Title of Recipient of Stock Unit Awards	Column A Number of “Threshold” Stock Unit Awards (No Minimum Adjusted Operating Income Requirement)	Column B Number of “Target” Stock Unit Awards (Upon Attainment of Target Adjusted Operating Income)	Column C Number of “Exceptional” Stock Unit Awards (Upon Attainment of Exceptional Adjusted Operating Income)
R. Jeffrey Bailly Chairman and Chief Executive Officer	11,515	5,758	5,758
Mitchell Rock President	3,817	1,909	1,909
Ronald J. Lataille Senior Vice President, Treasurer and Chief Financial Officer	3,817	1,909	1,909
Chris Litterio Senior Vice President of Human Resources and Chief Counsel	1,272	636	636
Steve Cardin Vice President, COO Medtech	636	318	318
Jason Holt Vice President and Chief Commercial Officer	1,018	509	509

All stock unit awards listed in the table above are subject to time-based and continuous employment vesting requirements. The stock unit awards listed in Columns B and C are also subject to the Company meeting certain financial performance objectives (the “Performance Objectives”). The Compensation Committee shall determine whether and to what extent any of the Performance Objectives have been achieved by the Company. Such determination is currently expected to take place in February 2025. Assuming achievement of the applicable Performance Objectives, one-third of the stock unit awards listed in Columns A, B, and C above shall vest on March 1, 2026, one-third shall vest on March 1, 2027 and one-third shall vest on March 1, 2028, provided that the recipient remains continuously employed by the Company through each such vesting date.

Any unvested stock unit awards shall terminate upon the cessation of a recipient’s employment with the Company. Notwithstanding the foregoing and only with respect to the award to Mr. Bailly, subject to the terms of Mr. Bailly’s employment agreement dated October 8, 2007, as amended (the “CEO Employment Agreement”), and the stock unit award agreement evidencing Mr. Bailly’s award, in the event that Mr. Bailly’s employment ceases without “cause” or for “good reason” (as such terms are defined in the CEO Employment Agreement), Mr. Bailly shall be entitled to receive shares that, but for such cessation of employment, would have otherwise been issued to Mr. Bailly pursuant to the terms of the stock unit awards listed in Columns A, B, and C above, notwithstanding such cessation of employment.

In the event of a change in control of the Company (as defined in the 2003 Incentive Plan), any unvested stock unit awards listed in each of Columns A, B, and C above shall become fully vested as of the effective date of such change in control, provided that the recipient has been continuously employed by the Company through the date immediately prior to the effective date of such change in control, and, with respect to the stock unit awards listed in Columns B and C above, subject to achievement of any applicable Performance Objectives prior to the effective date of such change in control.

The above description of the stock unit awards is qualified in its entirety by reference to the text of the CEO stock unit award agreement or the stock unit award agreement evidencing such awards, as applicable, copies of the forms of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein in their entirety by reference.

2025 Chief Executive Officer’s Performance Bonus Plan

Also at its February 11, 2025 meeting, the Compensation Committee approved a 2025 cash bonus plan for Mr. Bailly that included corporate financial performance targets and individual performance goals. This award was made under and pursuant to the 2003 Incentive Plan. The overall targeted bonus established under this plan was $828,450 (105% of Mr. Bailly’s 2025 base salary), with a maximum amount of $1,656,900 (two times Mr. Bailly’s target bonus). The actual bonus award, if any, will be determined based upon the level of achievement of the established performance targets and goals as determined by the Compensation Committee.

2025 Named Executive Officer Cash Bonus Plan

Also at its February 6, 2025 meeting, the Compensation Committee approved the corporate financial performance targets and individual performance goals for a 2025 cash bonus plan for Messrs. Rock, Lataille, Litterio, Cardin and Holt. The target amounts of such cash bonuses range from 40% to 65% of base salary for each of the officers. The actual amount of each cash bonus, if any, will be subject to increase or decrease at the discretion of the Compensation Committee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of 2025 CEO Stock Unit Award Agreement.
10.2	Form of 2025 Stock Unit Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2025	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Senior Vice President